                                                                    EXHIBIT 10.6

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement"), dated as of May 18, 2000, is between United States Exploration, Inc., a Colorado corporation (the "Corporation"), and Bruce D. Benson (the "Investor").

                                    RECITALS

     The Investor is purchasing 3,000,000 shares of Common Stock, $.01 par value ("Common Stock"), of the Corporation pursuant to a letter agreement dated as of April 21, 2000 (the "Letter Agreement"), between the Corporation and the Investor. The execution and delivery of this Agreement is a condition precedent to the obligations of the Investor under the Letter Agreement.

                                    AGREEMENT

     Accordingly, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. As used in this Agreement:

         (a) "Affiliate" is used as defined in the Securities Act.

         (b) "Commission" means the Securities and Exchange commission or any other federal agency at the time administering the Securities Act.

         (c) "Person" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

         (d) "Registrable Shares" means at any time (i) the Common Stock purchased by the Investor pursuant to the Letter Agreement, (ii) any other shares of Common Stock owned by the Investor or any Affiliate of the Investor that are not then eligible for sale to the public without restriction under the Securities Act, whether as a result of the circumstances under which they were issued or acquired or as a result of the fact that the Investor or such Affiliate of the Investor is an Affiliate of the Company, (iii) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of other Registrable Shares; and (iv) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution




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with respect to or in replacement of other Registrable Shares; provided, that
Registrable Shares shall not include any shares (x) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration or (y) which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the then existing right to acquire such Registrable Shares (by exercise, conversion or otherwise), whether or not such acquisition has actually been effected.

         (e) "Registration Expenses" has the meaning ascribed to it in Section 6 of this Agreement.

         (f) "Securities Act," means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         (g) "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     2. Demand Registrations.

         (a) Requests for Registration. The holders of 50% or more of the then existing Registrable Shares at any time may require the Corporation to register under the Securities Act of all or part of their Registrable Shares. In order to exercise that right, such holders shall give a written notice to the Corporation requesting such registration and specifying the number of Registrable Shares to be registered and the plan of distribution for such shares, including the identity of the proposed managing underwriter or underwriters if the registration relates to an underwritten public offering. Within ten days after receipt of any request pursuant to this Section 2(a), the Corporation will give written notice thereof to all other holders of Registrable Shares (including a copy of the demand notice) and will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 20 days after the receipt of the Corporation's notice. A registration pursuant to this Section 2(a) is referred to as a "Demand Registrations."

         (b) Number of Demand Registrations. The Corporation shall be obligated to register Registrable Shares in a Demand Registration on three occasions only. However, a registration will not count as a Demand Registration until it has become effective and unless the holders of Registrable Shares requesting such Registration are able to register and sell at least 90% of the Registrable Shares requested to be included in such registration; provided, however, that a registration that is withdrawn at the request of the holders of Registrable Shares who demanded such Demand Registration after it has been filed with the Commission will count as a Demand Registration unless the Company is reimbursed by holders of Registrable Shares for all reasonable out-of-pocket expenses incurred by the Company in connection with such registration.



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The Corporation shall not be required to effect a Demand Registration if the number of shares requested to be registered is less than 2% of the shares of Common Stock then outstanding.

         (c) Selection of Underwriter. If a Demand Registration relates to an underwritten public offering, the holders of a majority of the Registrable Shares specified in the original request notice under Section 2(a) may designate the managing underwriters for such offering, subject to the approval of the Corporation, which approval may not be unreasonably withheld.

         (d) Priority in Demand Registrations. The Corporation shall not include, or allow other holders to include, shares of Common Stock or other securities in a Demand Registration without the written consent of the holders of a majority of the Registrable Shares specified in the original request notice under Section 2(a). If the number of Registrable Shares requested to be included in a Demand Registration relating to an underwritten public offering exceeds the number of shares which the managing underwriters believe can be sold in such offering, the number of Registrable Shares to be included in the registration shall be allocated pro rata among the respective holders who have requested that Registrable Shares be included in such registration on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocations among the holders of Registrable Shares if any such holder of Registrable Shares has requested the registration of less than all such Registrable Shares it is entitled to register.

         (e) Restrictions on Registrations. The Corporation may postpone for up to 120 days the filing of a registration statement for a Demand Registration if the Corporation reasonably believes that such Demand Registration will have a material adverse effect on any proposal or plan by the Corporation or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transaction; provided that the Corporation shall have the right to so postpone such filing only one time during any period of fourteen consecutive months.

     3. Piggyback Registrations.

         (a) Right to Piggyback. Whenever the Corporation proposes to register any of its securities under the Securities Act (other than a Demand Registration) and the registration form to be used may be used for the registration of Registrable Shares, the Corporation will give prompt written notice to all holders of Registrable Shares of its intention to effect such a registration (which notice shall be given not less than 30 days prior to the date the registration statement is to be filed) and will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 20 days after the receipt of the Corporation's notice. A registration in which Registrable Shares are included under this Section 3(a) is referred to as a "Piggyback Registration."

         (b) Priority on Primary Piggyback Registrations. If a Piggyback Registration is a primary registration on behalf of the Corporation in connection with an underwritten



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\



public offering, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration by the Company and by other shareholders (including Registrable Shares) exceeds the number which can be sold in such offering, the Corporation will include in such registration (i) first, the securities the Corporation proposes to sell, (ii) second, the number of Registrable Shares requested to be included in such registration which in the opinion of such underwriters can be sold, pro rata among the holders of such Registrable Shares on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocations among the holders of Registrable Shares if any such holder of Registrable Shares had requested the registration of less than all such Registrable Shares it is entitled to register, and (iii) third, other securities requested to be included in such registration.

         (c) Priority on Secondary Piggyback Registrations. If a Piggyback Registration is a secondary registration on behalf of holders of the Corporation's securities in connection with an underwritten public offering, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities (including Registrable Shares) requested to be included in such registration by all prospective sellers exceeds the number which can be sold in such offering, the Corporation will include in such registration (i) first, the securities requested to be included therein by the holders of the Corporation's securities demanding such registration pursuant to a pre-existing contractual right to require the Corporation to effect the registration, (ii) second, the number of Registrable Shares requested to be included in such registration which in the opinion of such underwriters can be sold, pro rata among the holders of such Registrable Shares on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocations among the holders of Registrable Shares if any such holder of Registrable Shares has requested the registration of less than all such Registrable Shares it is entitled to register, and (iii) third, other securities requested to be included in such registration.

         (d) Other Registrations. If the Corporation has previously received a demand for a Demand Registration pursuant to Section 2 or has previously filed a registration statement with respect to Piggyback Registration pursuant to this
Section 3, and if such previous request or registration has not been withdrawn or abandoned, without the written consent of the holders of a majority of the Registrable Shares included or to be included in such registration, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 180 days has elapsed from the effective date of such Demand Registration or Piggyback Registration, as the case may be.

     4. Holdback Agreements.

         (a) Each of the holders of Registrable Shares agrees not to effect any public sale or distribution of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities, during the 20 days prior to and the 180 days after

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the effective date of any underwritten Demand Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

         (b) The Corporation agrees to use all reasonable efforts to cause each holder of at least 1% (on a fully-diluted basis) of its equity securities (other than equity securities acquired in a public trading market), or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Corporation at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during the periods described in Section 4(a) (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     5. Registration Procedures.

         (a) Whenever the holders of Registrable Shares have demanded or requested that any Registrable Shares be registered pursuant to this Agreement, the Corporation will use its best efforts, as soon as reasonably practicable, to effect the registration of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation will as expeditiously as possible:

               (i) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months; provided, however, that (A) in the case of a Demand Registration, such registration statement shall be filed not less than 45 days after the notice requesting the registration is received under Section 2(a) and (B) in the case of a Piggyback Registration, the Company shall at all times control the timing of such registration and may elect not to file or withdraw such registration at any time and for any reason;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months (or such longer period as is necessary for the underwriters in an underwritten offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

               (iii) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;





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               (iv) use its best efforts to register or qualify such Registrable
Shares under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided, however, that the Corporation will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection or (y) consent to general service of process in any such jurisdiction);

               (v) cause all such Registrable Shares to be listed or authorized for quotation on each securities exchange or automated quotation system on which similar securities issued by the Corporation are then listed or quoted;

               (vi) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

               (vii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;

               (viii) make available for inspection by the holders of Registrable Shares included in the registration, any underwriter participating in any disposition pursuant to such registration, and any attorney, accountant or other agent retained by any such holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

               (ix) notify each holder of Registrable Shares included in the registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

               (x) notify each holder of Registrable Shares included in the registration of any request by the Commission for any amendment or supplement of such registration statement or prospectus or for additional information;

               (xi) prepare and file with the Commission, promptly upon the request of any holder of Registrable Shares included in the registration, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel selected by the holders of a majority of the Registrable Shares being registered, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Shares by such holder;

               (xii) prepare and promptly file with the Commission, and promptly notify each holder of Registrable Shares included in the registration of the need to file and the filing of, any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which the registration statement or prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

               (xiii) advise each holder of Registrable Shares included in the registration, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

               (xiv) at least forty-eight hours prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each holder of Registrable Shares included in the registration and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Registrable Shares being registered shall have objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Corporation the filing of such amendment or supplement is reasonably necessary to protect the Corporation from any liabilities under any applicable federal or state law and such filing will not violate applicable laws;

               (xv) at the request of any holder of Registrable Shares included in the registration in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (x) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request and as are customarily covered by the issuer's counsel in an underwritten offering; and (y) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request and as are customarily covered in accountant's letters in connection with an underwritten offering; and

               (xvi) otherwise use its best efforts to comply and to enable the sellers of Registrable Shares to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended method of disposition and to make generally available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.



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         (b) Each holder of Registrable Shares that includes Registrable Shares in a registration under this Agreement agrees as follows:

               (i) Such holder shall cooperate as reasonably requested by the Corporation in connection with the preparation of the registration statement, and for so long as the Corporation is obligated to file and keep effective the registration statement, shall provide to the Corporation, in writing, for use in the registration statement, all such information regarding such seller and its plan of distribution of the Registrable Shares as may be reasonably necessary to enable the Corporation to prepare the registration statement and prospectus covering the Registrable Shares, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

               (ii) During such time as such holder may be engaged in a distribution of the Registrable Shares, such seller shall (x) comply with Regulation M promulgated under the Securities Exchange Act; (y) distribute the Registrable Shares under the registration statement solely in the manner described in the registration statement; and (z) not offer or sell such Registrable Shares pursuant to such registration statement during the period from such holder's receipt of written notice from the Corporation that the registration statement or prospectus covering the Registrable Shares contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading until such holder's receipt of notice from the Company that an amendment or supplement to the registration statement or prospectus has been filed and become effective that corrects such untrue statement or omission.

     6. Registration Expenses.

         (a) All expenses incident to the Corporation's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees of transfer agents and registrars, fees and expenses of compliance with securities or blue sky laws, fees of the National Association of Securities Dealers, Inc., printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration) and other Persons retained by the Corporation (all such expenses being herein called "Registration Expenses"), will be borne by the Corporation. In addition, the Corporation will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation arid the expenses and fees for listing or authorizing for quotation the securities to be registered on each securities exchange on which any shares of common stock are then listed or quoted.

         (b) In connection with each Demand Registration and Piggyback Registration effected pursuant to this Agreement, the Corporation will reimburse the holders of




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Registrable Shares covered by such registration for the reasonable fees and disbursements of one counsel for the holders chosen by the holders of a majority of such Registrable Shares.

     7. Indemnification.

         (a) The Corporation agrees to indemnify each holder who includes Registrable Shares in a registration pursuant to this Agreement, the officers and directors of each such holder, each Person who controls any such holder (within the meaning of the Securities Act or the Exchange Act), each underwriter in an offering registered pursuant to this Agreement, the officers and directors of any such underwriter and each Person who controls any such underwriter (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees except as limited by Section 7(c)) caused by or arising from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities and expenses are caused by or arise from any information furnished in writing to the Corporation by such holder or such underwriter expressly for use therein or by such holder's or underwriter's failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Corporation has furnished such holder or underwriter with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation shall enter into an underwriting agreement in customary form containing such provisions for indemnification and contribution as shall be reasonably requested by the underwriters. The reimbursements required by this Section 7(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

         (b) In connection with any registration statement in which a holder of Registrable Shares is participating, each such holder will furnish to the Corporation in writing such information as the Corporation reasonably requests for use in connection with any registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees except as limited by Section 7 (c)) resulting from any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such holder for use in preparing such registration statement, prospectus, amendment or supplement; provided that such liability of each holder will be limited to the net amount received by such holder from the sale of Registrable Shares pursuant to such registration statement.

         (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification

(provided that the failure to give such notice shall not limit the rights of such Person) and (ii) unless in such indemnified party's reasonable judgment (with written advice of counsel) a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment (with written advice of counsel) of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (d) Each party hereto agrees that, if for any reason the indemnification contemplated by Section 7(a) or Section 7(b) is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then the indemnifying party and the indemnified party or parties shall contribute to the amount paid or payable as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party or parties as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party or parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party or parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party or parties in connection with investigating or, except as provided in Section 7(c), defending any such action or claim. Notwithstanding the provisions of this
Section 7 (d), no holder of Registrable Securities shall be required to contribute an amount greater than the dollar amount of the net proceeds received by such holder with respect to the sale of any Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No holder shall be required to contribute under this Section 7(d) unless such holder would be obligated to indemnify the Company under the literal wording of Section 7(b).

         (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

     8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     9. No Inconsistent Agreements. The Corporation will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of the Registrable Shares in this Agreement.

     10. Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     11. Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation and the holders of 80 percent of the then existing Registrable Shares; provided that any such amendment or waiver shall apply equally to all holders of Registrable Shares. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

     12. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holder of Registrable Shares who consents in writing to be bound by this Agreement. However, any successor, assign or holder to have the benefits of this Agreement must at the request of the Corporation agree to be bound by the terms hereof.

     13. Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

     14. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     15. Descriptive Heading. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

     16. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service: (i) if to the holders of Registrable Shares, to the addresses set forth on the record books of the Corporation; and
(ii) if to the Company, to its principal executive office.

     17. Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Colorado applicable to contracts made and to be performed in that state.

     18. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the corporation.

     19. Attorneys' Fees. In the event of any action or suit based upon or arising out of any actual or alleged breach by any party of any representation, warranty or agreement in this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses of such action or suit from the other party, in addition to any other relief ordered by the court.

     This Registration Agreement was executed on the date first set forth above.


                         United States Exploration, Inc.


                         By: /s/ F. Michael Murphy
                            -----------------------------------------
                                 F. Michael Murphy
                                 Vice President, acting at the direction of the Special Committee of the Board of Directors



                             /s/ Bruce D. Benson
                            -----------------------------------------
                                 Bruce D. Benson